UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               December 10, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)


                        COMMISSION FILE NUMBER 333-61286


                             INVESTMENT AGENTS, INC.
                 ______________________________________________
                 (Name of Small Business Issuer in its charter)


                 Nevada                                      88-0467944
     _______________________________                     ___________________
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)


               6767 West Tropicana Avenue
                   Las Vegas, Nevada                           89103
        ________________________________________             __________
        (Address of principal executive offices)             (Zip code)



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ITEM 5.  OTHER EVENTS.

A.  Amended Exchange Agreement and Preliminary Information Statement.

On December 4, 2002, Investment Agents, Inc. (the "Company") entered into an Amended Exchange Agreement with City Network, Inc., a company incorporated under the laws of the British Virgin Islands ("City Network") and certain of its shareholders, wherein the Company intends to acquire all of the issued and outstanding shares of City Network in exchange for 12,000,000 shares of the Company's common stock. Prior to the closing, the Company had intended, among other action, to change its name to City Network, Inc., and to amend it articles of incorporation to increase the authorized common stock and establish a series of preferred stock.

The Company had filed with the Securities and Exchange Commission a Preliminary Information Statement Pursuant to Section 14(C) of the Securities Exchange Act of 1934, as amended, for the name change and recapitalization and had intended to send to its security holders information similar to that which is required in a proxy statement, pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

The Company no longer intends to obtain the consent of the majority of the shareholders prior to the closing under the Amended Exchange Agreement to the name change and the capitalization changes and will not notify the shareholders of the transaction pursuant to Section 14(C) of the Securities Exchange Act of 1934, as amended.

The Company intends, after the closing, to change its name and may then seek to increase the authorized common stock and establish a series of preferred stock.

The Company will file such additional information and reports with the Securities and Exchange Commission as may be required for it to comply with the Securities Exchange Act of 1934, as amended.

Any description of the terms, conditions and covenants of the Amended Exchange Agreement and any other instrument, document and agreement discussed in this Form 8-K Current Report, is qualified in its entirety by reference to such instrument, document and agreement, which is an exhibit or incorporated by reference into the Form 8K/A Current Report filed by the Company on December 4, 2002.


B. Fictitious Business Name.

On December 10, 2002, the Company filed a fictitious business name statement in Clark County, Nevada for its use of the name City Network, Inc.

Upon the closing of the transaction, City Network will become a subsidiary of the Company. City Network is a provider of Internet broadband and wireless access products and intends to provide high speed internet access equipment to meet the business needs of the hospitality, residential property and telecommunication marketplaces.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Company incorporates by reference the Form 8K/A Current Report filed with the Securities and Exchange Commission on December 4, 2002.


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                                   SIGNATURES


         The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of December, 2002.


                                          INVESTMENT AGENTS, INC.


                                           By: /s/ PAMELA RAY STINSON
                                                ________________________________
                                                   Pamela Ray Stinson
                                                   President